                       FIRST AMENDMENT AND CONSENT

                  FIRST AMENDMENT AND CONSENT (this "Amendment"), dated as of March 17, 1998, by and among PRECISE HOLDING CORPORATION, a Delaware corporation ("Parent"), PRECISE TECHNOLOGY, INC., a Delaware corporation (the "Borrower"), each Subsidiary of the Borrower party to the Credit Agreement referred to below (each a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors"), the banks, financial institutions and other institutional lenders party to the Credit Agreement referred to below (the "Lenders") and FLEET NATIONAL BANK ("Fleet"), as agent for the Lenders (the "Agent") and as Issuing Bank. Capitalized terms that are used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement referred to below.

                  WHEREAS, Parent, the Borrower, each Subsidiary Guarantor, the Lenders and Fleet are parties to that certain Credit Agreement dated as of June 13, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

                  WHEREAS, the Borrower has requested that the Lenders consent to certain modifications and amendments to the Credit Agreement as provided herein; and

                  WHEREAS, subject to the terms and conditions herein, the Lenders are willing to grant such consent and agree to such modifications and amendments;

                  NOW, THEREFORE, in consideration of the mutual agreements contained herein and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:

         I.       Amendments and Modifications to the Credit Agreement

                  1. On and after the Amendment Effective Date (as hereinafter defined), Section 1.01 of the Credit Agreement is hereby amended by:

                  (a) deleting the definition of "Fixed Charge Coverage Ratio" appearing therein and inserting the following new definition in lieu thereof:

                  "Fixed Charge Coverage Ratio" means, with respect to any Person for any Rolling Period, the ratio of (a) Consolidated EBITDA for such Person and its Subsidiaries for such Rolling Period less the amount of all Capital Expenditures of such Person and its Subsidiaries that have been paid in cash during such Rolling Period (but excluding, to the extent included herein, Capital Expenditures that have been paid in cash in an amount of up to $2,347,000 for the 1997 Fiscal Year and up to $913,000 for the 1998 Fiscal Year, provided that any such amounts are directly associated with the Holden Facility and/or the purchase, installation and implementation by the Borrower of the new enterprise resource planning (ERP) software system by BaaN used for the Borrower's primary business applications) to (b) the sum of (i) Interest



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Expense of such Person and its Subsidiaries that has been paid in cash during such Rolling Period and (ii) regularly scheduled principal payments of Funded Debt and any Capitalized Leases of such Person and its Subsidiaries made during such Rolling Period."; and

                  (b) inserting in the appropriate alphabetical order the following new definition:

                  "Holden Facility" means the new project being undertaken by the Borrower to manufacture injection molded plastic products for Gillette at its Holden, Massachusetts facility."

                  2. On and after the Amendment Effective Date, Section
5.04 of the Credit Agreement is hereby amended by:

                  (a) deleting Section 5.04(a)(i) in its entirety and inserting the following new Section 5.04(a)(i) in lieu thereof:

                           "(a)     (i)     Total Leverage Ratio.  Maintain a
Total Leverage Ratio for each period set forth below of not more than the amount set forth below for such period:

                           Fiscal Quarter Ending                       Ratio
                           ---------------------                       -----

                           03/31/1998                                  6.70:1
                           06/30/1998                                  6.70:1
                           09/30/1998                                  6.25:1
                           12/31/1998                                  5.65:1

                           03/31/1999                                  4.60:1
                           06/30/1999                                  4.40:1
                           09/30/1999                                  4.30:1
                           12/31/1999                                  4.05:1

                           03/31/2000                                  4.05:1
                           06/30/2000                                  4.05:1
                           09/30/2000                                  4.05:1
                           12/31/2000                                  3.35:1

                           03/31/2001                                  3.35:1
                           06/30/2001                                  3.35:1
                           09/30/2001                                  3.35:1

                           12/31/2001                                  3.00:1
                                and thereafter"

                  (b) deleting Section 5.04(b) in its entirety and inserting the following new Section 5.04(b) in lieu thereof:






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                           "(b)     Fixed Charge Coverage Ratio.  Maintain a
          Fixed Charge Coverage Ratio for each Rolling Period set forth below of not less than the amount set forth below for such Rolling Period:

                           Rolling Period Ending                       Ratio

                           09/30/1997                                  1.05:1
                           12/31/1997                                  1.05:1

                           03/31/1998                                  1.00:1
                           06/30/1998                                  1.00:1
                           09/30/1998                                  1.00:1
                           12/31/1998                                  1.05:1

                           03/31/1999                                  1.20:1
                           06/30/1999                                  1.25:1
                           09/30/1999                                  1.35:1
                           12/31/1999                                  1.40:1

                           03/31/2000                                  1.40:1
                           06/30/2000                                  1.40:1
                           09/30/2000                                  1.40:1
                           12/31/2000                                  1.50:1
                                and thereafter"

                  (c) deleting Section 5.04(c) in its entirety and inserting the following new Section 5.04(c) in lieu thereof:

                           "(c)     Interest Coverage Ratio.  Maintain an
Interest Coverage Ratio for each Rolling Period set forth below of not less than the amount set forth below for such Rolling Period:

                           Rolling Period Ending                       Ratio
                           ---------------------                       -----

                           09/30/1997                                  1.60:1
                           12/31/1997                                  1.60:1


                           03/31/1998                                  1.45:1
                           06/30/1998                                  1.45:1
                           09/30/1998                                  1.45:1
                           12/31/1998                                  1.60:1

                           03/31/1999                                  1.90:1
                           06/30/1999                                  1.90:1
                           09/30/1999                                  1.90:1
                           12/31/1999                                  2.20:1



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                           03/31/2000                                  2.20:1
                           06/30/2000                                  2.20:1
                           09/30/2000                                  2.20:1
                           12/31/2000                                  2.60:1

                           03/31/2001                                  2.60:1
                           06/30/2001                                  2.60:1
                           09/30/2001                                  2.60:1
                           12/31/2001                                  3.00:1
                                and thereafter"

                  (d) deleting the amount of "$5,000,000" opposite the Fiscal Year 1998 in Section 5.04(e) of the Credit Agreement and inserting the amount of "$3,000,000" in lieu thereof.

         3. In order to induce Fleet and the Lenders to enter into this Amendment and in consideration of the Lenders' consent, the Borrower shall pay to the Agent prior to the Amendment Effective Date for the pro rata account of each Lender a fee in an amount equal to 1/4 of 1% of the amount of such Lender's Commitment (the "Amendment Fee").

         II.      Miscellaneous

                  1. Subject to the next sentence of this clause 1, this Amendment shall become effective on the date (the "Amendment Effective Date") when (a) Parent, the Borrower, each Subsidiary Guarantor and Lenders owed or holding in excess of 50% of the sum of (i) the aggregate principal amount of the Revolving Credit Advances outstanding at such time, (ii) the aggregate Available Amount of all Letters of Credit outstanding at such time and (iii) the aggregate Unused Revolving Credit Commitments at such time shall have signed a counterpart hereof (whether the same or different counterparts) and delivered the same to the Agent at its address as set forth in Section 8.02 of the Credit Agreement and
(b) the Borrower has paid the Amendment Fee to each Lender. Notwithstanding the foregoing, for the purposes of the definition of

"Fixed Charge Coverage Ratio," the "Amendment Effective Date" is deemed to be December 31, 1997, and this Amendment is deemed to have been effective as and of such date with respect to such definition.

                  2. In order to induce the Lenders to enter into this Amendment, each of Parent, the Borrower and each Subsidiary Guarantor hereby, jointly and severally, represents and warrants to the Lenders and the Agent as follows:

                  (a) that no Default or Event of Default exists on the Amendment Effective Date and after giving effect to this Amendment;

                  (b) that all of the representations and warranties contained in the Credit Agreement shall be true and correct in all material respects as of the Amendment Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (it being understood and accepted that any representation or warranty made as of a specified date shall be required to be true and correct in all material respects only as of such specific date);

                  (c) that the execution, delivery and performance by Parent and each Loan Party of this Amendment are within Parent's and such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene Parent's or any Loan Party's charter or bylaws (or equivalent organizational documentation), (ii) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any material contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting Parent or any Loan Party, any of their respective Subsidiaries or any of their respective properties or assets or (iv) except for the Liens created under the Loan Documents, result in the creation or imposition of any Lien upon or with respect to any of the properties or assets of Parent or any Loan Party or any of their Subsidiaries;

                  (d) that no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other third party is required for the due execution, delivery or performance by Parent or any Loan Party of this Amendment; and

                  (e) that this Amendment is the legal, valid and binding obligation of Parent and each Loan Party, enforceable against Parent and each Loan Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights or by equitable principles generally (regardless of whether enforcement is sought in equity or at law).

                  3. On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified by this Amendment.

                  4. The Credit Agreement, the Notes and each of the other Loan Documents, as modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                  5. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a modification, acceptance or waiver of any right, power or remedy of the Lenders under any of the Loan Documents, nor constitute a modification, acceptance or waiver of any provision of any of the Loan Documents.

                  6. In addition to the Amendment Fee, the Borrower agrees to pay the Agent and the Lenders all costs and expenses incurred by the Agent and the Lenders (including, without limitation, reasonable legal fees and expenses) in connection with the preparation and enforcement of this Amendment, together with all other fees currently due and owing to the Agent and the Lenders under the Credit Agreement, concurrently with the execution by each party of this Amendment.

                  7. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  8. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely in such State.


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    PRECISE HOLDING CORPORATION



                                    By  /s/ William L. Remley
                                       _______________________________________
                                        Name:
                                        Title:


                                    PRECISE TECHNOLOGY, INC.


                                    By  /s/ William L. Remley
                                       _______________________________________
                                        Name:
                                        Title:

                                    PRECISE TECHNOLOGY OF DELAWARE, INC.


                                    By  /s/ William L. Remley
                                       _______________________________________
                                        Name:
                                        Title:

                                    PRECISE TECHNOLOGY OF ILLINOIS, INC.


                                    By  /s/ William L. Remley
                                       _______________________________________
                                        Name:
                                        Title:


                                    PRECISE TMP, INC.


                                    By  /s/ William L. Remley
                                       _______________________________________
                                        Name:
                                        Title:

                                    PRECISE POLESTAR, INC.


                                    By  /s/ William L. Remley
                                       _______________________________________
                                        Name:
                                        Title:



                                    MASSIE TOOL, MOLD & DIE, INC.


                                    By  /s/ William L. Remley
                                       _______________________________________
                                        Name:
                                        Title:


                                    FLEET NATIONAL BANK, as Agent and as
                                    Issuing Bank


                                    By  /s/     Eugene M. Sullivan
                                       _______________________________________
                                        Name:   Eugene M. Sullivan
                                        Title:  Sr. Vice President

                                    LENDERS:

                                    FLEET NATIONAL BANK


                                    By  /s/     Eugene M. Sullivan
                                       _______________________________________
                                        Name:   Eugene M. Sullivan
                                        Title:  Sr. Vice President

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                                    CREDITANSTALT AG


                                    By  /s/     Fiona McKone
                                       _______________________________________
                                        Name:   Fiona McKone
                                        Title:  Senior Associate


                                    By  /s/     Christina T. Schoen
                                       _______________________________________
                                        Name:   Christina T. Schoen
                                        Title:  Senior Vice President